Exhibit 99.2

Callon Energy First Quarter 2023
Supplemental Tables

Table of Contents:	Page:
Consolidated Balance Sheets	2
Consolidated Statements of Operations	3
Consolidated Statements of Cash Flows	4
Operating Results	5
Commodity Derivatives	7
Non-GAAP Measures	7

Callon Petroleum Company
Consolidated Balance Sheets
(In thousands, except par and share amounts)

	March 31, 2023	December 31, 2022*
ASSETS
Current assets:
Cash and cash equivalents	$3,370	$3,395
Accounts receivable, net	210,107	237,128
Fair value of derivatives	25,761	21,332
Other current assets	35,406	35,783
Total current assets	274,644	297,638
Oil and natural gas properties, successful efforts accounting method:
Proved properties, net	4,999,527	4,851,529
Unproved properties	1,227,575	1,225,768
Total oil and natural gas properties, net	6,227,102	6,077,297
Other property and equipment, net	28,719	26,152
Deferred income taxes	45,669	—
Deferred financing costs	17,152	18,822
Other assets, net	58,379	68,560
Total assets	$6,651,665	$6,488,469
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable and accrued liabilities	$550,923	$536,233
Fair value of derivatives	570	16,197
Other current liabilities	146,195	150,384
Total current liabilities	697,688	702,814
Long-term debt	2,204,514	2,241,295
Asset retirement obligations	55,023	53,892
Fair value of derivatives	6,594	13,415
Other long-term liabilities	38,088	51,272
Total liabilities	3,001,907	3,062,688
Commitments and contingencies
Stockholders’ equity:
Common stock, $0.01 par value, 130,000,000 shares authorized; 61,625,170 and 61,621,518 shares outstanding, respectively	616	616
Capital in excess of par value	4,025,533	4,022,194
Accumulated deficit	(376,391)	(597,029)
Total stockholders’ equity	3,649,758	3,425,781
Total liabilities and stockholders’ equity	$6,651,665	$6,488,469

*Financial information for the prior period has been recast to reflect retrospective application of the successful efforts method of accounting. For additional information, refer to our Form 10-Q for the period ended March 31, 2023.

Callon Petroleum Company
Consolidated Statements of Operations
(In thousands, except per share amounts)

	Three Months Ended March 31,
	2023	2022*
Operating Revenues:
Oil	$409,556	$553,249
Natural gas	23,586	43,976
Natural gas liquids	43,370	67,618
Sales of purchased oil and gas	83,534	112,375
Total operating revenues	560,046	777,218

Operating Expenses:
Lease operating	75,102	67,328
Production and ad valorem taxes	32,721	37,678
Gathering, transportation and processing	25,977	20,775
Exploration	2,232	1,885
Cost of purchased oil and gas	86,061	111,271
Depreciation, depletion and amortization	125,965	113,643
General and administrative	27,798	27,057
Merger, integration and transaction	—	769
Total operating expenses	375,856	380,406
Income From Operations	184,190	396,812

Other (Income) Expenses:
Interest expense	46,306	47,096
(Gain) loss on derivative contracts	(25,645)	358,300
Other (income) expense	(6,414)	(782)
Total other (income) expense	14,247	404,614

Income (Loss) Before Income Taxes	169,943	(7,802)
Income tax benefit	50,695	87
Net Income (Loss)	$220,638	($7,715)

Net Income (Loss) Per Common Share:
Basic	$3.58	($0.13)
Diluted	$3.57	($0.13)

Weighted Average Common Shares Outstanding:
Basic	61,625	61,487
Diluted	61,874	61,487

*Financial information for the prior period has been recast to reflect retrospective application of the successful efforts method of accounting. For additional information, refer to our Form 10-Q for the period ended March 31, 2023.

Callon Petroleum Company
Consolidated Statements of Cash Flows
(In thousands)

	Three Months Ended March 31,
	2023	2022*
Cash flows from operating activities:
Net income (loss)	$220,638	($7,715)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation, depletion and amortization	125,965	113,643
Amortization of non-cash debt related items, net	2,631	3,749
Deferred income tax benefit	(51,977)	—
(Gain) loss on derivative contracts	(25,645)	358,300
Cash paid for commodity derivative settlements, net	(779)	(101,525)
Non-cash expense related to share-based awards	1,881	6,043
Other, net	(1,184)	2,894
Changes in current assets and liabilities:
Accounts receivable	24,019	(109,830)
Other current assets	(1,618)	(4,180)
Accounts payable and accrued liabilities	(46,018)	(13,558)
Net cash provided by operating activities	247,913	247,821
Cash flows from investing activities:
Capital expenditures	(204,900)	(168,270)
Acquisition of oil and gas properties	(5,991)	(9,168)
Proceeds from sales of assets	2,054	4,484
Cash paid for settlement of contingent consideration arrangement	—	(19,171)
Other, net	(1,072)	3,635
Net cash used in investing activities	(209,909)	(188,490)
Cash flows from financing activities:
Borrowings on credit facility	669,500	673,000
Payments on credit facility	(707,200)	(746,000)
Payment of deferred financing costs	(42)	—
Other, net	(287)	7,937
Net cash used in financing activities	(38,029)	(65,063)
Net change in cash and cash equivalents	(25)	(5,732)
Balance, beginning of period	3,395	9,882
Balance, end of period	$3,370	$4,150

*Financial information for the prior period has been recast to reflect retrospective application of the successful efforts method of accounting. For additional information, refer to our Form 10-Q for the period ended March 31, 2023.

Operating Results
The following table presents summary information for the periods indicated:

	Three Months Ended
	March 31, 2023	December 31, 2022	March 31, 2022
Total production
Oil (MBbls)
Permian	4,275	4,715	4,469
Eagle Ford	1,139	1,377	1,377
Total oil	5,414	6,092	5,846

Natural gas (MMcf)
Permian	9,288	9,013	8,590
Eagle Ford	1,336	1,530	1,525
Total natural gas	10,624	10,543	10,115

NGLs (MBbls)
Permian	1,572	1,645	1,455
Eagle Ford	222	285	252
Total NGLs	1,794	1,930	1,707

Total production (MBoe)
Permian	7,395	7,862	7,356
Eagle Ford	1,584	1,917	1,883
Total barrels of oil equivalent	8,979	9,779	9,239

Total daily production (Boe/d)
Permian	82,165	85,461	81,733
Eagle Ford	17,603	20,826	20,922
Total barrels of oil equivalent	99,768	106,287	102,655
Oil as % of total daily production	60%	62%	63%

Average realized sales price (excluding impact of settled derivatives)
Oil (per Bbl)
Permian	$75.55	$84.19	$94.52
Eagle Ford	76.02	84.82	95.02
Total oil	$75.65	$84.33	$94.64

Natural gas (per Mcf)
Permian	$2.07	$3.83	$4.20
Eagle Ford	3.26	5.38	5.18
Total natural gas	$2.22	$4.06	$4.35

NGL (per Bbl)
Permian	$24.56	$25.99	$40.25
Eagle Ford	21.41	24.67	35.93
Total NGL	$24.18	$25.79	$39.61

Average realized sales price (per Boe)
Permian	$51.50	$60.32	$70.29
Eagle Ford	60.42	68.89	78.50
Total average realized sales price	$53.07	$62.00	$71.97

Average realized sales price (including impact of settled derivatives)
Oil (per Bbl)	$76.26	$76.82	$73.78
Natural gas (per Mcf)	3.04	4.19	3.59
NGLs (per Bbl)	24.18	25.79	37.34
Total average realized sales price (per Boe)	$54.41	$57.46	$57.52

	Three Months Ended
	March 31, 2023	December 31, 2022	March 31, 2022
Revenues (in thousands)(a)
Oil
Permian	$322,966	$396,940	$422,404
Eagle Ford	86,590	116,794	130,845
Total oil	$409,556	$513,734	$553,249

Natural gas
Permian	$19,230	$34,541	$36,069
Eagle Ford	4,356	8,233	7,907
Total natural gas	$23,586	$42,774	$43,976

NGLs
Permian	$38,616	$42,746	$58,563
Eagle Ford	4,754	7,030	9,055
Total NGLs	$43,370	$49,776	$67,618

Total revenues
Permian	$380,812	$474,227	$517,036
Eagle Ford	95,700	132,057	147,807
Total revenues	$476,512	$606,284	$664,843

Additional per Boe data
Sales price (b)
Permian	$51.50	$60.32	$70.29
Eagle Ford	60.42	68.89	78.50
Total sales price	$53.07	$62.00	$71.97

Lease operating expense
Permian	$7.87	$6.97	$6.85
Eagle Ford	10.66	10.08	8.99
Total lease operating expense	$8.36	$7.58	$7.29

Production and ad valorem taxes
Permian	$3.43	$3.39	$3.89
Eagle Ford	4.62	3.87	4.82
Total production and ad valorem taxes	$3.64	$3.48	$4.08

Gathering, transportation and processing
Permian	$3.07	$2.75	$2.33
Eagle Ford	2.06	1.90	1.92
Total gathering, transportation and processing	$2.89	$2.59	$2.25

Operating margin
Permian	$37.13	$47.21	$57.22
Eagle Ford	43.08	53.04	62.77
Total operating margin	$38.18	$48.35	$58.35

Depletion, depreciation and amortization	$14.03	$13.78	$12.30
General and administrative	$3.10	$2.71	$2.93
Adjusted G&A
Cash component (c)	$2.89	$2.34	$2.27
Non-cash component	$0.40	$0.40	$0.36

(a)Excludes sales of oil and gas purchased from third parties.
(b)Excludes the impact of settled derivatives.
(c)Excludes the change in fair value and amortization of share-based incentive awards.

Commodity Derivatives

Three Months Ended
March 31, 2023
Gain on oil derivatives	($23,344)
Gain on natural gas derivatives	(2,301)
Gain on commodity derivative contracts	($25,645)

Three Months Ended
March 31, 2023
Cash paid on oil derivatives	($7,398)
Cash received on natural gas derivatives	6,619
Cash paid for commodity derivative settlements, net	($779)
Non-GAAP Financial Measures
Adjusted Income, Adjusted EBITDAX and Unhedged Adjusted EBITDAX. The following tables present and reconcile the Company’s adjusted income, adjusted EBITDAX and unhedged adjusted EBITDAX to net income (loss):

	Three Months Ended
	March 31, 2023	December 31, 2022	March 31, 2022
	(In thousands except per share data)
Net income (loss)	$220,638	$221,868	($7,715)
(Gain) loss on derivative contracts	(25,645)	25,855	358,300
Gain (loss) on commodity derivative settlements, net	12,012	(44,380)	(133,476)
Non-cash expense related to share-based awards	1,881	3,615	6,043
Impairment of oil and gas properties	—	2,201	—
Merger, integration, transaction and other	(6,414)	(485)	(13)
Loss on extinguishment of debt	—	3,241	—
Tax effect on adjustments above (a)	3,815	2,090	(48,479)
Change in valuation allowance	(86,383)	(40,836)	1,551
Adjusted income	$119,904	$173,169	$176,211

Net income per diluted share	$3.57	$3.59	($0.13)
Adjusted income per diluted share	$1.94	$2.80	$2.84

Basic weighted average common shares outstanding	61,625	61,610	61,487
Diluted weighted average common shares outstanding (GAAP)	61,874	61,844	62,065
(a)Calculated using the federal statutory rate of 21%.

	Three Months Ended
	March 31, 2023	December 31, 2022	March 31, 2022
	(In thousands)
Net income (loss)	$220,638	$221,868	($7,715)
(Gain) loss on derivative contracts	(25,645)	25,855	358,300
Gain (loss) on commodity derivative settlements, net	12,012	(44,380)	(133,476)
Non-cash expense related to share-based awards	1,881	3,615	6,043
Merger, integration, transaction and other	(6,414)	(485)	(13)
Income tax (benefit) expense	(50,695)	7,286	(87)
Interest expense	46,306	46,772	47,096
Depreciation, depletion and amortization	125,965	134,735	113,643
Exploration	2,232	2,466	1,885
Impairment of oil and gas properties	—	2,201	—
Loss on extinguishment of debt	—	3,241	—
Adjusted EBITDAX	$326,280	$403,174	$385,676
Add: (Gain) loss on commodity derivative settlements, net	(12,012)	44,380	133,476
Unhedged adjusted EBITDAX	$314,268	$447,554	$519,152
Adjusted Free Cash Flow. The following table presents and reconciles the Company’s adjusted free cash flow to net cash provided by operating activities:

	Three Months Ended
	March 31, 2023	December 31, 2022	March 31, 2022
	(In thousands)
Net cash provided by operating activities	$247,913	$333,987	$247,821
Changes in working capital and other	18,869	13,781	125,799
Changes in accrued hedge settlements	12,791	15,816	(31,951)
Merger, integration and transaction	—	—	769
Cash flow from operations before net change in working capital	279,573	363,584	342,438

Capital expenditures	204,900	200,539	168,270
Increase (decrease) in accrued capital expenditures	67,460	(1,870)	(8,897)
Capital expenditures before accruals	272,360	198,669	159,373

Adjusted free cash flow	$7,213	$164,915	$183,065
Adjusted G&A. The following table reconciles G&A to Adjusted G&A - cash component (in thousands):

	Three Months Ended
	March 31, 2023	December 31, 2022	March 31, 2022
G&A	$27,798	$26,511	$27,057
Change in the fair value of liability share-based awards (non-cash)	1,744	339	(2,677)
Adjusted G&A – total	29,542	26,850	24,380
Equity settled, share-based compensation (non-cash)	(3,625)	(3,954)	(3,366)
Adjusted G&A – cash component	$25,917	$22,896	$21,014

Adjusted Total Revenue. The following table presents and reconciles adjusted total revenue to total operating revenues, which excludes revenue from sales of commodities purchased from a third-party:

	Three Months Ended
	March 31, 2023	December 31, 2022	March 31, 2022
	(In thousands)
Operating revenues
Oil	$409,556	$513,734	$553,249
Natural gas	23,586	42,774	43,976
NGLs	43,370	49,776	67,618
Total operating revenues	$476,512	$606,284	$664,843
Impact of settled derivatives	12,012	(44,380)	(133,476)
Adjusted total revenue	$488,524	$561,904	$531,367
Net Debt. The following table presents and reconciles the Company’s net debt to total debt:

	March 31, 2023	December 31, 2022	September 30, 2022	June 30, 2022	March 31, 2022
	(In thousands)
Total debt	$2,204,514	$2,241,295	$2,373,358	$2,516,337	$2,623,282
Unamortized premiums, discount, and deferred loan costs, net	18,807	19,726	20,663	20,684	26,639
Adjusted total debt	$2,223,321	$2,261,021	$2,394,021	$2,537,021	$2,649,921
Less: Cash and cash equivalents	3,370	3,395	4,350	6,100	4,150
Net debt	$2,219,951	$2,257,626	$2,389,671	$2,530,921	$2,645,771

Non-GAAP Financial Measures
These supplemental tables present non-GAAP financial measures such as “adjusted free cash flow,” “adjusted EBITDAX,” “unhedged adjusted EBITDAX,” “adjusted income,” “adjusted income per diluted share,” “adjusted total revenue,” “adjusted G&A,” “adjusted G&A - cash component,” and “net debt.” These measures, detailed below, are provided in addition to, and not as an alternative for, and should be read in conjunction with, the information contained in our financial statements prepared in accordance with GAAP (including the notes), included in our filings with the U.S. Securities and Exchange Commission (the “SEC”) and posted on our website.
•Adjusted free cash flow is a supplemental non-GAAP measure that is defined by the Company as net cash provided by operating activities before net change in working capital, changes in accrued hedge settlements, merger, integration and transaction expense, and other income and expense less capital expenditures before increase (decrease) in accrued capital expenditures. We believe adjusted free cash flow provides useful information to investors because it is a comparable metric against other companies in the industry and is a widely accepted financial indicator of an oil and natural gas company’s ability to generate cash for the use of internally funding their capital development program and to service or incur debt. Adjusted free cash flow is not a measure of a company’s financial performance under GAAP and should not be considered as an alternative to net cash provided by operating activities, or as a measure of liquidity.
•Callon calculates adjusted EBITDAX as net income (loss) before interest expense, income tax expense (benefit), depreciation, depletion and amortization, (gains) losses on derivative instruments excluding net settled derivative instruments, impairment of oil and gas properties, non-cash share-based compensation expense, exploration expense, merger, integration and transaction expense, (gain) loss on extinguishment of debt, and certain other expenses. Adjusted EBITDAX is not a measure of financial performance under GAAP. Accordingly, it should not be considered as a substitute for net income (loss), operating income (loss), cash flow provided by operating activities or other income or cash flow data prepared in accordance with GAAP. However, the Company believes that adjusted EBITDAX provides useful information to investors because it provides additional information with respect to our performance or ability to meet our future debt service, capital expenditures and working capital requirements. Because adjusted EBITDAX excludes some, but not all, items that affect net income (loss) and may vary among companies, the adjusted EBITDAX presented above may not be comparable to similarly titled measures of other companies.
•Callon calculates unhedged adjusted EBITDAX as adjusted EBITDAX, as defined above, excluding the impact of net settled derivative instruments. Unhedged adjusted EBITDAX is not a measure of financial performance under GAAP. Accordingly, it should not be considered as a substitute for net income (loss), operating income (loss), cash flow provided by operating activities or other income or cash flow data prepared in accordance with GAAP. However, the Company believes that unhedged adjusted EBITDAX provides useful information to investors because it provides additional information with respect to our performance without the impact of our settled derivative instruments. Because unhedged adjusted EBITDAX excludes some, but not all, items that affect net income (loss) and may vary among companies, the unhedged adjusted EBITDAX presented above may not be comparable to similarly titled measures of other companies.
•Adjusted income and adjusted income per diluted share are supplemental non-GAAP measures that Callon believes are useful to investors because they provide readers with a meaningful measure of our profitability before recording certain items whose timing or amount cannot be reasonably determined. These measures exclude the net of tax effects of these items and non-cash valuation adjustments, which are detailed in the reconciliation provided. Adjusted income and adjusted income per diluted share are not measures of financial performance under GAAP. Accordingly, neither should be considered as a substitute for net income (loss), operating income (loss), or other income data prepared in accordance with GAAP. However, the Company believes that adjusted income and adjusted income per diluted share provide additional information with respect to our performance. Because adjusted income and adjusted income per diluted share exclude some, but not all, items that affect net income (loss) and may vary among companies, the adjusted income and adjusted income per diluted share presented above may not be comparable to similarly titled measures of other companies.
•Callon believes that the non-GAAP measure of adjusted total revenue (which is revenue including the gain or loss from the settlement of derivative contracts) is useful to investors because it provides readers with a revenue value more comparable to other companies who engage in price risk management activities through the use of commodity derivative instruments and reflects the results of derivative settlements with expected cash flow impacts within total revenues.
•Adjusted G&A is a supplemental non-GAAP financial measure that excludes non-cash incentive share-based compensation valuation adjustments and adjusted G&A - cash component further excludes equity settled, share-based compensation expenses. Callon believes that the non-GAAP measure of adjusted G&A and adjusted G&A - cash component are useful to investors because they provide for greater comparability period-over-period. In addition, adjusted G&A - cash component provides a meaningful measure of our recurring G&A expense.

•Net debt is a supplemental non-GAAP measure that is defined by the Company as total debt excluding unamortized premiums, discount, and deferred loan costs, less cash and cash equivalents. Net debt should not be considered an alternative to, or more meaningful than, total debt, the most directly comparable GAAP measure. Management uses net debt to determine the Company’s outstanding debt obligations that would not be readily satisfied by its cash and cash equivalents on hand. We believe this metric is useful to analysts and investors in determining the Company’s leverage position since the Company has the ability to, and may decide to, use a portion of its cash and cash equivalents to reduce debt. This metric is sometimes presented as a ratio with Adjusted EBITDAX in order to provide investors with another means of evaluating the Company’s ability to service its existing debt obligations as well as any future increase in the amount of such obligations. This ratio is referred to by the Company as its leverage ratio.